Exhibit 32.2

                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Anthony Coletti, Chief Accounting Officer of Trafalgar Resources, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period March 31, 2007 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                            By: /s/ Anthony Coletti
                                             -----------------------------------
                                            Anthony Coletti
                                            Chief Accounting Officer

May 15, 2007

 * A signed original of this written statement required by Section 906 has been provided to Trafalgar Resources, Inc. and will be retained by Trafalgar Resources, Inc. and furnished to the Securities Exchange Commission or its staff upon request.